SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule
     14a-12

                       Insured Municipal Income Fund Inc.

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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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     to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
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     or the Form or Schedule and the date of its filing.

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
                       INSURED MUNICIPAL INCOME FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                                                                   July 22, 2003

Dear Holder of Auction Preferred Shares ("APS"):

We have enclosed proxy materials relating to the Fund's Annual Meeting of Shareholders. The fund recently learned that due to a processing error at an outside service provider, proxy materials had not been mailed to APS holders. The annual meeting originally scheduled for July 17, 2003, has been adjourned in order to enable you to cast your vote.

The adjourned meeting will be reconvened on August 12, 2003, at 10:00 a.m., Eastern time, on the 16th Floor at 51 West 52nd Street, New York, New York 10019-6114. You are entitled to vote at the adjourned meeting (or any adjournments thereof) if you owned APS shares at the close of business on May 16, 2003.

If you attend the meeting on August 12th , you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Please take a moment to review this material and cast your vote today.